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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2002

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

               Ohio                                    31-0676346
   -------------------------------         -------------------------------
     (State or other jurisdiction         (IRS Employer Identification No.)
       of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360


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ITEM 5.  OTHER EVENTS.

On October 23, 2002, Dayton Superior Corporation (the "Company") announced that it had obtained an amendment to its senior credit facility to relax certain financial ratios that the company is required to maintain. The adjustments will affect the next eight fiscal quarters, beginning with the quarter ended December 31, 2002.

The Company's press release dated October 23, 2002 has been filed as exhibit number 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the First Amendment to the Credit Agreement Dated as of October 2, 2002 has been filed as exhibit number 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.



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Item 7:  Financial Statements and Exhibits.

      (c)   See exhibit index following signature pages.




























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DAYTON SUPERIOR CORPORATION



                                        By: /s/Stephen R. Morrey
                                           ----------------------------------
                                            Name: Stephen R. Morrey
                                            Title: Chief Executive Officer

Date: October 23, 2002


















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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Description
-----------       -----------

(10)              Material Contracts

                  10.1 First Amendment to the Credit Agreement Dated as of October 2, 2002.

(99)              Additional Exhibits

                  99.1     Press Release, dated October 23, 2002.